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                                                                    Exhibit 23.4
                                                                    ------------

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-63488 of Gaiam, Inc. of our report dated May 21, 1999 (relating to the financial statements of Real Goods Trading Corporation), appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Oakland, California
July 23, 2001